____________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                   FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 10, 2004
                                        -----------------


                                 IA Global, Inc.
                                 ---------------
               (Exact Name of Registrant as specified in Charter)



         Delaware                      1-15863                  13-4037641
         --------                      -------                  ----------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)



        533 Airport Boulevard, Suite 400, Burlingame, CA        94010
        ------------------------------------------------        -----
           (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (650) 685-2403
                                                           --------------

  ____________________________________________________________________________

ITEM 8.01. OTHER MATTERS

On November 10, 2004, IA Global, Inc. (the "Registrant") filed a lawsuit with the Superior Court of the State of California in the County of San Mateo against several unidentified defendants. The complaint alleges that such defendants have posted a variety of false, misleading, and defamatory messages against the Registrant on an Internet message board and seeks a preliminary and permanent injunction enjoining such defendants from continuing to engage in such acts, as well as, compensatory and punitive monetary damages.

There is no guarantee that the company will be successful in this legal action.



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  November 15, 2004               IA Global, Inc.
                                        (Registrant)


                                        By: /s/ Alan Margerison
                                            -------------------
                                            Alan Margerison
                                            President and
                                            Chief Executive Officer



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